UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


FORM 8-K


CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


-------------------------------



Date of Report (Date of earliest event reported):  May 30, 1997



       THE COMMERCE GROUP, INC.

(Exact name of registrant as specified in its charter)


             Massachusetts                           04-2599931
            (State or other                         (IRS Employer
             jurisdiction                           Identification
             of Incorporation)                           No.)


  211 Main Street   Webster, Massachusetts       01570

      (Address of principal executive offices)
                    (Zip Code)


Registrant's telephone number, including area code:    (508) 943-
9000





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The Commerce Group, Inc.

Item 4.  Changes in REGISTRANT'S CERTIFYING ACCOUNTANT

(a)	At its board meeting on May 30, 1997, the Board of Directors of The Commerce Group, Inc. (the "Registrant"), as approved and recommended by the Registrant's Audit Committee, engaged the accounting firm of Ernst & Young L.L.P. as independent accountants for the Registrant for the fiscal year ending
December 31, 1997.  The responsibilities of Coopers &
Lybrand L.L.P. will be terminated upon completion of all the Registrant's filing requirements applicable to the year ended December 31, 1996.

(b)	During the two most recent fiscal years ended December 31,
1996 and the interim period ended March 31, 1997, there have been no disagreements with Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(c)	The report of Coopers & Lybrand L.L.P. on the financial
statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles.

(d)	The Registrant has requested that Coopers & Lybrand L.L.P.
furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether it agrees with the above statements. A copy of the letter of Coopers
& Lybrand L.L.P. to the SEC, dated June 5, 1997 is filed as
Exhibit 1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits


	1.	Letter of Coopers & Lybrand L.L.P. to the Securities
and Exchange Commission dated June 5, 1997.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    THE COMMERCE GROUP, INC.




                                    Randall V. Becker
                          Treasurer and Chief Accounting Officer

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The Commerce Group, Inc.

Item 4.  Changes in REGISTRANT'S CERTIFYING ACCOUNTANT


(a)	At its board meeting on May 30, 1997, the Board of Directors of The Commerce Group, Inc. (the "Registrant"), as approved and recommended by the Registrant's Audit Committee, engaged the accounting firm of Ernst & Young L.L.P. as independent accountants for the Registrant for the fiscal year ending
December 31, 1997.  The responsibilities of Coopers &
Lybrand L.L.P. will be terminated upon completion of all the Registrant's filing requirements applicable to the year ended December 31, 1996.

(b)	During the two most recent fiscal years ended December 31,
1996 and the interim period ended March 31, 1997, there have been no disagreements with Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(c)	The report of Coopers & Lybrand L.L.P. on the financial
statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles.

(d)	The Registrant has requested that Coopers & Lybrand L.L.P.
furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether it agrees with the above statements. A copy of the letter of Coopers
& Lybrand L.L.P. to the SEC, dated June 5, 1997 is filed as
Exhibit 1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits


	1.	Letter of Coopers & Lybrand L.L.P. to the Securities
and Exchange Commission dated June 5, 1997.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       THE COMMERCE GROUP, INC.

                                      RANDALL V. BECKER
                                     Randall V. Becker
                        Treasurer and Chief Accounting Officer


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EXHIBIT 1




JUNE 5, 1997



SECURITIES AND EXCHANGE COMMISSION
450 5TH STREET, N.W.
WASHINGTON, DC    20549



GENTLEMEN:


WE HAVE READ THE STATEMENTS MADE BY THE COMMERCE GROUP, INC. (THE
"REGISTRANT") (COPY ATTACHED), WHICH WE UNDERSTAND WILL BE FILED WITH THE COMMISSION, PURSUANT TO ITEM 4 OF FORM 8-K AS PART OF THE
REGISTRANT'S FORM 8-K REPORT. WE AGREE WITH THE STATEMENTS CONCERNING OUR FIRM IN SUCH FORM 8-K.


VERY TRULY YOURS,


COOPERS & LYBRAND L.L.P.





























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